SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 21, 2000
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                              Snap-on Incorporated
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       1-7724                    39-0622040
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation                                      Identification No.)

              10801 Corporate Drive, Kenosha, Wisconsin 53141-1430
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code   (262) 656-5200
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Item 5.  Other Events
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On September 21, 2000, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Recalibrates Third-quarter and Full-year Performance Expectations, Reaffirms Share Repurchase Program and Announces Launch of New Web Site with Online E-catalog for Snap-on(R) Tools." The text of the press release is filed herewith as Exhibit 99 and incorporated herein by reference. The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.


Item 7.  Financial Statements and Exhibits
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(c) Exhibits

    99     Press Release of Snap-on Incorporated, dated September 21, 2000.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned duly authorized person.



                                    SNAP-ON INCORPORATED


Date:  September 21, 2000           By: /s/ N.T. Smith
                                       ---------------------------------
                                            N.T. Smith
                                            Principal Accounting Officer
                                            And Controller


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